UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2006

GRAPHIC PACKAGING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13182	58-2205241
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

814 Livingston Court
Marietta, Georgia 30067
(Address of principal executive offices)
(Zip Code)

(770) 644-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 1, 2006, Graphic Packaging Corporation (the “Company”) issued a press release reporting its second quarter 2006 results. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information and exhibit contained in this Form 8-K are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit Number	Description

99.1	Press release dated August 1, 2006 reporting second quarter 2006 results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRAPHIC PACKAGING CORPORATION
(Registrant)

Date: August 1, 2006	By:	/s/ Stephen A. Hellrung
Stephen A. Hellrung
Senior Vice President, General
Counsel and Secretary